                                                                 August 1, 2002

 [PHOTO]


Dear Shareholder:

   For the three months ended June 30, 2002, the net asset value of The Zweig Fund, Inc. declined 12.67%, including $0.194 in reinvested distributions and reflecting participation in the rights offering that ended June 17, 2002. During the same period, the Standard & Poor's 500 Index fell 13.40% with dividends reinvested./1/

   The Fund's net asset value for the six months ended June 30, 2002, decreased 13.87%, including $0.389 per share in reinvested distributions and reflecting participation in the rights offering. The S&P 500 Index, with dividends reinvested, was down 13.16% for the same period.

   I am not very happy with the results, although we did better than the S&P in the quarter. I don't think it is good enough. I don't like to lose that kind of money. Pulled down primarily by technology, the market was really bad in the quarter. Near the end of the quarter and continuing into July, the market was hit extremely hard. At this writing, we are holding about 27% in cash. Our exposure had been in that ballpark for the last few weeks. We are trying to be defensive, but it has been a very tough market and I don't think anyone can be very happy here.

                             DISTRIBUTION DECLARED

   On June 18, 2002, the Fund announced a distribution of $0.165 per share payable to shareholders of record July 10, 2002. This distribution was paid on July 26, 2002. Including this distribution, the Fund's total payout since its inception is now $17.284.

                                 MARKET OUTLOOK

   For the markets generally, it was a brutal second quarter. The Dow Jones Industrial Average fell 11.2%, the Nasdaq Composite Index dropped 20.7%, while the S&P 500 Index declined 13.40%./2/ The only potential good news is that, historically, whenever the S&P 500 dropped by 10% or more in a quarter in the post-war period, the subsequent quarter did very well. It was up every time with some pretty decent gains. However, I can't tell you that it will happen this time. In fact, the quarter has gotten off to a horrible start. And that is not because of any single factor.

   As I see it, the biggest problems facing the current market include the questionable accounting practices and outright corporate fraud. The newspaper headlines daily feature something wrong going on with Enron, Andersen, Global Crossing, Tyco, WorldCom, ImClone, or whichever is the topic of the day.

--------
/1/ The S&P 500 Index measures broad stock market total return performance. The index is unmanaged, does not reflect investment management fees, and is not available for direct investment.
/2/ The Dow Jones Industrial Average measures stock market total return performance. The Nasdaq is a common measure of technology-oriented stock total return performance. The indexes are unmanaged, do not reflect investment management fees, and are not available for direct investment.

   People are concerned about these shenanigans. They are also concerned about the accounting treatment of stock options, a subject I have been upset about for many years. As a consequence, the impression is that the emperor is not wearing any clothes.

   Most of us believed in the accounting system. While there was some "smoothing" going on, there were auditors and there was reasonable reliance on the earnings figures and that management was behaving properly. Now the general impression is that there are a lot of crooks out there cooking the books. That is taking the good stocks down with the bad.

   Clearly, the abuses are taking place in a minority of companies. Yet these bad apples are getting all the play, and Congress is making a big deal about it. All this is severely damaging investors' belief in the integrity of the financial markets. I have never seen anything quite like what is happening now.

   The crisis in confidence is placing a heavy weight on the markets. Also, the high valuations are not helping. Price/earnings ratios are still high, dividend yields are low, and price-to-book values are high. It is hard to claim that the market is cheap--it just isn't.

   When you don't have a valuation cushion under the market, these shocks to the system could make things worse. I could argue that, for several reasons, including the low inflation rate, price/earnings ratios should be on the high side. However, if confidence ebbs in the system, you have a problem. This, I think, is the crux of the stock market's ills. Even though interest rates and the Fed actions have been fine and my indicators are pretty good, there is something clearly wrong out there.

   Alan Greenspan pointed to what he called infectious greed. I think he got it right. It also made sense to me when, in late 1996, he warned about irrational exuberance. However, the market then soared for three more years, inflating an enormous bubble. We are still on the flip side of that bubble. We overdid on the upside, the speculative side, the confidence side, and the greed side. When the pendulum swings back, it may not go back to normal right away. There's the chance it may take us back to what it was like in 1982 when fear reigned, and nobody wanted to play the market. Of course, that was also the start of the great bull market, but it can be a long way between here and there.

   I think the fear of terrorism is another market factor. It creates problems because we have to reallocate resources and spend more on defense. With the economy weak, greater budget deficits develop. However, the increased government spending actually helps to stimulate the market. We will have to contend with terrorism for a long time to come. Despite this threat, the market rallied in the fourth quarter of last year and early this year. The accounting issues and scandals came to a head more recently. I think that has been the real market bugaboo.

   Economists seem more optimistic about the economy than business executives. Alan Greenspan attributed this disparity, in part, to the difficulty companies have in raising prices. It is really tough, but I read recently that core producer prices are up around 6%, the greatest year-to-year gain in two years. A rising producer price index may give companies some leverage to raise prices and boost profit margins. Based on this perspective, a study projected a 20% gain in profits over the next year. This is only an indicator, and I wouldn't make too big a deal about it. However, we do need more pricing power to lift profit margins.

   The Fed is projecting gross domestic product growth at 3.5% to 3.75% this year and 3.5% to 4% next year. With inflation holding steady at 1.5% to 1.75%, the Fed apparently is holding short-term interest rates at a 40-year low of 1.75%. If these figures hold--and they seem quite reasonable to me--it should provide a pretty positive environment for the market and lead to solid economic growth and greater corporate profits. My latest fear is that the stock market itself could work against the economy. If it keeps falling, it would hurt consumer confidence. At some point, the negative wealth effect of the considerable stock market losses could undercut the economy.

   Some analysts have expressed concern about the 6% to 7% depreciation of the dollar against the euro and the yen since last March. I do not see this as a problem. People have always been worried about the dollar. We have tested the dollar to death against the stock market and have found no real connection. Sometimes the market does well when the dollar is strong and sometimes it does well when the dollar is weak and vice versa. One thing that a weak dollar does is give us some economic advantage. Our exports suddenly get cheaper and imports get more expensive. This is good for American business. If the euro is strong against the dollar, it is a negative for the European community because it hurts their exports to the U.S.

   One could argue this dollar thing forever. I remember when the dollar collapsed somewhere in the 1980s, and it didn't hurt our stock market at all. I know that foreigners own a lot of our holdings--perhaps 40% of Treasuries, 25% of corporate bonds, and 13% of equities. They may sell some of their holdings, but I have no idea whether they will. This isn't a big worry. It could actually help our economy if the dollar remains where it is or even weakens some. The weaker dollar stimulates the U.S. economy, and we need every stimulus to get us going again.

   The market would be helped if there were more corporate buybacks of stocks. Corporate buybacks are good for the stock market because they reduce the supply of stock and put money into the hands of investors. Recently buybacks have diminished. In the late 1990s and early 2000, stock buybacks averaged $40 billion per quarter. The first-quarter figure was less than $20 billion, with the second quarter estimated at between $12 billion to $13 billion.

   The buybacks probably were reduced by the recession. I don't think companies generally have the earnings right now to feel flush enough to buy back stock.
If the economy recovers they might be more inclined to do so. Now that the market has fallen so much, I would not be surprised if more buybacks at these lower prices were announced. Home Depot recently reported a $2 billion buyback, and Merck announced one of $10 billion. The market could use more such buybacks.

   Summing up, the market positives include my very positive monetary model--the Fed has cut 11 times. I would like to see the money supply grow faster. It has been relatively sluggish lately, although it is still up 5% to 6% year-to-year. My sentiment indicator, which shows a lot of pessimism, is also very positive. The other normal indicators are pretty good. The recession has been over for the last six months. While the economy may have stalled slightly, I think it is getting better, not worse.

   As for the negatives, I still don't like the valuations. I am nervous about the terrorism potentials and concerned about the accounting problems and the corporate scandals. There are also problems out there, but my indicators are bullish. As I have always said, you don't fight the Fed. However, you also don't fight the tape, which is why we are holding 27% cash at this writing. Normally with my indicators so strong, we would be 95% invested. We are holding cash because of the negative action in the market. I won't catch the bottom with that cash, but I at least want to see some sign that the momentum is turning before I commit a lot of cash.

                             PORTFOLIO COMPOSITION

   As of June 30, 2002, our leading industry groups included financial services, health care, technology, consumer products and services, energy, and retailing. With the exception of consumer products and services, all of the above groups appeared in our March 31 listing. During the quarter, we reduced our positions in technology, health care, and manufacturing. We maintained our positions in retailing and energy and increased our holdings in consumer products and services.

   Some of our largest individual holdings include Citigroup, General Electric, Microsoft, Wal-Mart, Bank of America, Wells Fargo, Johnson & Johnson, Pfizer, Pepsi, and Procter & Gamble. In the above grouping we added slightly to our Procter & Gamble position. We trimmed slightly our holdings in Intel, which was listed among our largest positions last quarter.

              Sincerely,
              /s/ Martin E. Zweig, Ph.D.
              Martin E. Zweig, Ph.D.
              Chairman

                             OUR PRIVACY COMMITMENT

   The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other services providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and services providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                 June 30, 2002
                                  (Unaudited)

                                              Number of
                                               Shares        Value
                                              ---------   -----------
           COMMON STOCKS               76.64%
           AEROSPACE & AIR TRANSPORT    2.03%
              Boeing Co......................   90,000    $ 4,050,000
              Raytheon Co....................   51,000      2,078,250
              United Technologies Corp.......   51,100      3,469,690
                                                          -----------
                                                            9,597,940
                                                          -----------
           AUTOS -- AUTO PARTS          0.86%
              Ford Motor Co..................  141,000      2,256,000
              General Motors Corp............   34,000      1,817,300
                                                          -----------
                                                            4,073,300
                                                          -----------
           BUILDING & FOREST PRODUCTS   2.08%
              International Paper Co.........   54,700      2,383,826
              Masco Corp.....................   90,000      2,439,900
              Smurfit-Stone Container Corp...  141,000(a)   2,174,220
              Weyerhaeuser Co................   44,200      2,822,170
                                                          -----------
                                                            9,820,116
                                                          -----------
           CHEMICALS                    0.98%
              Dow Chemical Co................   57,900      1,990,602
              E. I. du Pont de Nemours & Co..   59,400      2,637,360
                                                          -----------
                                                            4,627,962
                                                          -----------
           COMMERCIAL SERVICES          2.24%
              Cendant Corp...................  170,000(a)   2,699,600
              FedEx Corp.....................   62,800      3,353,520
              First Data Corp................  121,200      4,508,640
                                                          -----------
                                                           10,561,760
                                                          -----------
           CONSUMER PRODUCTS & SERVICES 6.90%
              Anheuser-Busch Cos., Inc.......   90,000      4,500,000
              Avon Products, Inc.............   39,000      2,037,360
              Black & Decker Corp............   45,800      2,207,560
              Coca-Cola Co...................  107,000      5,992,000
              Kimberly-Clark Corp............   73,000      4,526,000
              PepsiCo, Inc...................  141,200      6,805,840
              Procter & Gamble Co............   73,000      6,518,900
                                                          -----------
                                                           32,587,660
                                                          -----------

                       See notes to financial statements

                                                   Number of
                                                    Shares        Value
                                                   ---------   -----------
     FINANCE -- FINANCIAL SERVICES         14.41%.
        Allstate Corp.............................   90,000    $ 3,328,200
        American Express Co.......................   79,800      2,898,336
        American International Group, Inc.........   68,100      4,646,463
        Bank of America Corp......................  124,200      8,738,712
        Capital One Financial Corp................   73,000      4,456,650
        Citigroup, Inc............................  282,600     10,950,750
        Fannie Mae................................   73,100      5,391,125
        Freddie Mac...............................   73,200      4,479,840
        Household International, Inc..............   73,000      3,628,100
        John Hancock Financial Services, Inc......   56,000      1,971,200
        Lehman Brothers Holdings, Inc.............   73,000      4,563,960
        Merrill Lynch & Co., Inc..................   56,000      2,268,000
        Morgan Stanley............................   72,900      3,140,532
        Wells Fargo & Co..........................  151,200      7,569,072
                                                               -----------
                                                                68,030,940
                                                               -----------
     FOOD, BEVERAGES, TOBACCO               0.89%.
        Kraft Foods, Inc., Class A................  102,000      4,176,900
                                                               -----------
     HEALTH CARE                           10.05%.
        AmerisourceBergen Corp....................   73,000      5,548,000
        Amgen, Inc................................   68,000(a)   2,847,840
        Baxter International, Inc.................   45,800      2,035,810
        Cardinal Health, Inc......................   38,900      2,388,849
        Eli Lilly & Co............................   39,000      2,199,600
        Guidant Corp..............................   51,000(a)   1,541,730
        Johnson & Johnson.........................  138,100      7,217,106
        MedImmune, Inc............................   51,100(a)   1,349,040
        Pfizer, Inc...............................  214,600      7,511,000
        Tenet Healthcare Corp.....................   73,200(a)   5,237,460
        UnitedHealth Group, Inc...................   73,000      6,683,150
        Wyeth.....................................   56,000      2,867,200
                                                               -----------
                                                                47,426,785
                                                               -----------
     HOTELS                                 0.59%.
        Starwood Hotels & Resorts Worldwide, Inc..   85,000      2,795,650
                                                               -----------
     INVESTMENT COMPANIES                   0.65%.
        S&P Mid-Cap 400 Depository Receipts.......   34,000      3,044,700
                                                               -----------
     MANUFACTURING                          3.76%.
        General Electric Co.......................  365,300     10,611,965
        Pitney Bowes, Inc.........................   79,800      3,169,656
        SPX Corp..................................   33,800      3,971,500
                                                               -----------
                                                                17,753,121
                                                               -----------

                       See notes to financial statements

                                                     Number of
                                                      Shares        Value
                                                     ---------   -----------
    MEDIA                                     4.65%.
       AOL Time Warner, Inc.........................  175,100(a) $ 2,575,721
       Clear Channel Communications, Inc............   68,000(a)   2,177,360
       Comcast Corp., Class A.......................   73,900(a)   1,761,776
       Gannett Co., Inc.............................   56,000      4,250,400
       General Motors Corp., Class H................  102,400      1,064,960
       McGraw-Hill Cos., Inc........................   55,800      3,331,260
       New York Times Co., Class A..................   80,000      4,120,000
       Walt Disney Co...............................  141,000      2,664,900
                                                                 -----------
                                                                  21,946,377
                                                                 -----------
    METALS -- NONFERROUS                      0.67%.
       Barrick Gold Corp............................   85,000      1,614,150
       Freeport McMoRan Copper & Gold, Inc. Class B.   86,600(a)   1,545,810
                                                                 -----------
                                                                   3,159,960
                                                                 -----------
    OIL & OIL -- GAS DRILLING                 6.19%.
       Amerada Hess Corp............................   45,800      3,778,500
       Anadarko Petroleum Corp......................   81,600      4,022,880
       Ashland, Inc.................................   68,000      2,754,000
       ChevronTexaco Corp...........................   38,900      3,442,650
       Exxon Mobil Corp.............................  158,300      6,477,636
       Marathon Oil Corp............................   73,200      1,985,184
       Phillips Petroleum Co........................   68,000      4,003,840
       Talisman Energy, Inc.........................   61,200      2,763,180
                                                                 -----------
                                                                  29,227,870
                                                                 -----------
    RAILROADS -- TRUCKING -- COAL             0.13%.
       CSX Corp.....................................   17,000        595,850
                                                                 -----------
    RESTAURANTS                               0.97%.
       McDonald's Corp..............................   90,000      2,560,500
       Wendy's International, Inc...................   51,000      2,031,330
                                                                 -----------
                                                                   4,591,830
                                                                 -----------
    RETAILING                                 5.58%.
       Best Buy Co., Inc............................   17,000(a)     617,100
       Home Depot, Inc..............................   69,300      2,545,389
       Kroger Co....................................   56,000      1,114,400
       Limited Brands...............................  107,000      2,279,100
       Lowe's Cos., Inc.............................  106,900      4,853,260
       Reebok International Ltd.....................   90,000(a)   2,655,000
       Staples, Inc.................................   73,000(a)   1,438,100
       Target Corp..................................   52,600      2,004,060
       Wal-Mart Stores, Inc.........................  160,900      8,851,109
                                                                 -----------
                                                                  26,357,518
                                                                 -----------

                       See notes to financial statements

                                                 Number of
                                                  Shares        Value
                                                 ---------   ------------
       TECHNOLOGY                         9.11%.
          Applied Materials, Inc................  132,800(a) $  2,525,856
          Cisco Systems, Inc....................  283,200(a)    3,950,640
          Corning, Inc..........................   35,000(a)      124,250
          Dell Computer Corp....................  141,600(a)    3,701,424
          Electronic Data Systems Corp..........   56,000       2,080,400
          EMC Corp..............................   86,300(a)      651,565
          Hewlett-Packard Co....................   90,000       1,375,200
          Intel Corp............................  266,400       4,867,128
          International Business Machines Corp..   56,000       4,032,000
          Lucent Technologies, Inc..............  147,200(a)      244,352
          Micron Technology, Inc................   68,000(a)    1,374,960
          Microsoft Corp........................  195,700(a)   10,704,790
          Motorola, Inc.........................   84,800       1,222,816
          Nokia Corp., ADR......................   73,200       1,059,936
          Nortel Networks Corp..................  102,400(a)      148,480
          Oracle Corp...........................  170,300(a)    1,612,741
          Siebel Systems, Inc...................   68,200(a)      969,804
          Sun Microsystems, Inc.................   85,300(a)      427,353
          Texas Instruments, Inc................   68,000       1,611,600
          Yahoo!, Inc...........................   21,200(a)      312,912
                                                             ------------
                                                               42,998,207
                                                             ------------
       TELECOMMUNICATIONS                 2.18%.
          AT&T Corp.............................  221,600       2,371,120
          BellSouth Corp........................  127,400       4,013,100
          SBC Communications, Inc...............  127,500       3,888,750
                                                             ------------
                                                               10,272,970
                                                             ------------
       UTILITIES -- ELECTRIC & GAS        1.72%.
          Dominion Resources, Inc...............   45,800       3,031,960
          Entergy Corp..........................   39,000       1,655,160
          TXU Corp..............................   66,200       3,412,610
                                                             ------------
                                                                8,099,730
                                                             ------------
              Total Common Stocks
                (Cost $437,351,444)..................         361,747,146
                                                             ------------

                       See notes to financial statements


                                                      Principal
                                                       Amount             Value
                                                       -----------    ------------
       SHORT-TERM INVESTMENTS          28.12%.......
          Avery Dennison, 1.98%, 7/01/02............ $14,750,000      $ 14,750,000
          Becton Dickinson, 1.97%, 7/01/02..........   4,000,000         4,000,000
          BMW US Capital LLC, 1.98%, 7/01/02........  23,500,000        23,500,000
          Con Edison, 2.00%, 7/01/02................  20,000,000        20,000,000
          Deluxe Corp., 2.00%, 7/01/02..............  23,500,000        23,500,000
          SLM Corp., 2.00%, 7/01/02.................  23,500,000        23,500,000
          UBS Financial Corp., 2.00%, 7/01/02.......  23,500,000        23,500,000
                                                                      ------------
              Total Short-Term Investments
               (Cost $132,750,000)...........................          132,750,000
                                                                      ------------
              Total Investments (Cost $570,101,444) -- 104.76%         494,497,146
              Liabilities in excess of other assets -- (4.76)%         (22,481,248)
                                                                      ------------
              Net Assets -- 100%..............................        $472,015,898
                                                                      ============

--------
   (a) Non-income producing security.

   For Federal income tax purposes, the tax basis of investments owned at June 30, 2002 was $570,887,650 and net unrealized depreciation of investments consisted of:

                   Gross unrealized appreciation. $ 17,058,034
                   Gross unrealized depreciation.  (93,448,538)
                                                  ------------
                   Net unrealized depreciation... $(76,390,504)
                                                  ============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2002
                                  (Unaudited)

ASSETS
   Investments, at value (identified cost $570,101,444).......... $494,497,146
   Cash..........................................................       82,942
   Dividends receivable..........................................      273,154
   Prepaid expenses and other assets.............................      117,032
                                                                  ------------
       Total Assets..............................................  494,970,274
                                                                  ============
LIABILITIES
   Payable for investment securities purchased...................   21,673,416
   Rights offering payable.......................................      789,758
   Accrued advisory fees (Note 4)................................      300,308
   Accrued administration fees (Note 4)..........................       45,929
   Other accrued expenses........................................      144,965
                                                                  ------------
       Total Liabilities.........................................   22,954,376
                                                                  ------------
NET ASSETS                                                        $472,015,898
                                                                  ============
NET ASSET VALUE, PER SHARE
   ($472,015,898 / 73,233,013 shares outstanding -- Note 5)...... $       6.45
                                                                  ============
Net Assets consist of
   Capital paid-in............................................... $629,985,758
   Accumulated net realized loss on investments..................  (82,365,562)
   Net unrealized depreciation on investments....................  (75,604,298)
                                                                  ------------
                                                                  $472,015,898
                                                                  ============

                       See notes to financial statements

                           THE ZWEIG FUND, INC.

                          STATEMENT OF OPERATIONS

                  For the Six Months Ended June 30, 2002
                                (Unaudited)

Investment Income
   Income.........................................................
       Interest................................................... $    456,703
       Dividends (net of foreign withholding taxes of $5,369).....    2,331,063
                                                                   ------------
          Total Income............................................    2,787,766
                                                                   ------------
   Expenses.......................................................
       Investment advisory fees (Note 4)..........................    1,913,897
       Administrative fees (Note 4)...............................      292,714
       Transfer agent fees........................................      144,438
       Printing and postage expenses..............................       83,260
       Professional fees..........................................       47,060
       Directors' fees and expenses (Note 4)......................       46,155
       Custodian fees.............................................       35,657
       Miscellaneous..............................................       91,224
                                                                   ------------
          Total Expenses..........................................    2,654,405
                                                                   ------------
              Net Investment Income...............................      133,361
                                                                   ------------
Net Realized and Unrealized Losses
   Net realized loss on investments...............................  (54,718,151)
   Increase in unrealized depreciation on investments.............  (11,931,030)
                                                                   ------------
       Net realized and unrealized loss on investments............  (66,649,181)
                                                                   ------------
       Net decrease in net assets resulting from operations....... $(66,515,820)
                                                                   ============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                          For the Six
                                                                         Months Ended    For the Year
                                                                         June 30, 2002       Ended
                                                                          (Unaudited)  December 31, 2001
                                                                         ------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss)..................................... $    133,361    $    (174,304)
       Net realized loss on investments.................................  (54,718,151)     (38,614,009)
       Increase in unrealized depreciation of investments...............  (11,931,030)     (50,005,448)
                                                                         ------------    -------------
          Net decrease in net assets resulting from
            operations..................................................  (66,515,820)     (88,793,761)
                                                                         ------------    -------------
   Dividends and distributions to shareholders from
       Net investment income............................................     (133,361)        (477,795)
       Net realized short-term gains....................................           --       (4,254,673)
       Tax return of capital............................................  (23,844,563)     (49,117,006)
                                                                         ------------    -------------
          Total dividends and distributions to shareholders.............  (23,977,924)     (53,849,474)
                                                                         ------------    -------------
   Capital share transactions
       Net asset value of shares issued to shareholders in
         reinvestment of dividends resulting in the issuance
         of common stock................................................    6,178,332       11,550,317
       Net proceeds from the sales of shares during rights offering.....   67,070,000               --
                                                                         ------------    -------------
       Net increase in net assets derived from capital share
         transactions...................................................   73,248,332       11,550,317
                                                                         ------------    -------------
       Net decrease in net assets.......................................  (17,245,412)    (131,092,918)
NET ASSETS
   Beginning of period..................................................  489,261,310      620,354,228
                                                                         ------------    -------------
   End of period........................................................ $472,015,898    $ 489,261,310
                                                                         ============    =============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2002
                                  (Unaudited)

NOTE 1 -- Organization

   The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986.

NOTE 2 -- Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A. Portfolio Valuation

   Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at June 30, 2002) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

  B. Security Transactions and Investment Income

   Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased other than short-term securities are accreted on the constant yield method over the life of the respective securities.

   Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

  C. Federal Income Tax Information

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code ("the Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

  D. Dividends and Distributions to Shareholders

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of net operating losses, losses deferred due to wash sales and the timing of distributions. For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2001, the Fund increased undistributed net investment income by $174,304 and decreased paid in capital by $(174,304).

   As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the schedule of investments) were as follows:

       Undistributed Ordinary Income........... $0
       Undistributed Long-term Capital Gains... $0
       Capital Loss Carryovers................. $38,468,937 expiring 2009

   Capital loss carryovers may be used to offset future capital gains. The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains and distributions for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

NOTE 3 -- Portfolio Transactions

   During the six months ended June 30, 2002, purchases and sales of investments, excluding short-term investments were:

                                                         Common
                                                         Stocks
                                                      ------------
                Purchases............................ $235,289,115
                                                      ============
                Sales................................ $262,421,262
                                                      ============

NOTE 4 -- Investment Advisory Fees and Other Transactions with Affiliates

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the six months ended June 30, 2002, the Fund accrued advisory fees of $1,913,897.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement with the Fund. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the six months ended June 30, 2002, the Fund accrued administration fees of $292,714.

   c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Brokerage Commission: During the six months ended June 30, 2002, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $0 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $16,535 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- Capital Stock and Reinvestment Plan

   At June 30, 2002, the Fund had one class of common stock, par value $.10 per share, of which 100,000,000 shares are authorized and 73,233,013 shares are outstanding.

   Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. For the year ended December 31, 2001 and the six months ended June 30, 2002, there were 1,310,223 and 787,167 shares, respectively, issued pursuant to the Plan.

   In a non-transferable rights offering ended June 17, 2002, shareholders exercised rights to purchase 11,000,000 shares of common stocks at an offering price of $6.17 per share for proceeds of $67,070,000, net of estimated expenses of $800,000.

   On June 18, 2002, the Fund announced a distribution of $0.165 per share to shareholders of record on July 10, 2002. This distribution has an ex-dividend date of July 8, 2002 and is payable on July 26, 2002.

NOTE 6 -- Financial Highlights

   Selected data for a share outstanding throughout each period:

                                                           Six Months
                                                              Ended                     Year Ended December 31
                                                          June 30, 2002   --------------------------------------------------
                                                           (Unaudited)       2001      2000      1999       1998      1997
                                                          -------------   --------   --------  --------  --------   --------
Per Share Data
Net asset value, beginning of period.....................   $   7.96      $  10.32   $  12.20  $  12.03  $  12.63   $  11.45
                                                            --------      --------   --------  --------  --------   --------
Income From Investment Operations
Net investment income....................................         --            --       0.20      0.20      0.23       0.35
Net realized and unrealized gains (losses)...............      (1.12)        (1.47)     (0.90)     1.16      0.55       2.03
                                                            --------      --------   --------  --------  --------   --------
Total from investment operations.........................      (1.12)        (1.47)     (0.70)     1.36      0.78       2.38
                                                            --------      --------   --------  --------  --------   --------
Dividends and Distributions
Dividends from net investment income.....................         --         (0.01)     (0.21)    (0.19)    (0.35)     (0.31)
Distributions from net realized gains....................         --         (0.07)     (0.97)    (1.00)    (0.87)     (0.89)
Tax return of capital....................................      (0.38)        (0.81)        --        --        --         --
                                                            --------      --------   --------  --------  --------   --------
Total dividends and distributions........................      (0.38)        (0.89)     (1.18)    (1.19)    (1.22)     (1.20)
                                                            --------      --------   --------  --------  --------   --------
Effect on net asset value as a result of rights offering*      (0.01)           --         --        --     (0.16)        --
                                                            --------      --------   --------  --------  --------   --------
   Net asset value, end of period........................   $   6.45      $   7.96   $  10.32  $  12.20  $  12.03   $  12.63
                                                            ========      ========   ========  ========  ========   ========
   Market value, end of period**.........................   $   6.30      $   7.90   $   9.81  $  10.06  $  10.81   $  13.25
                                                            ========      ========   ========  ========  ========   ========
Total investment return***...............................     (16.78)%      (11.27)%     9.45%     3.61%    (8.68)%    34.76%
                                                            ========      ========   ========  ========  ========   ========
Ratios/Supplemental Data
Net assets, end of period (in thousands).................   $472,016      $489,261   $620,354  $733,523  $723,521   $666,366
Ratio of expenses to average net assets..................       1.18%****     1.19%      1.12%     1.12%     1.12%      1.16%
Ratio of net investment income (loss) to average net
 assets..................................................       0.06%****    (0.03)%     1.74%     1.68%     1.90%      2.88%
Portfolio turnover rate..................................       57.7%        80.30%     114.8%    114.9%     68.7%      93.0%

--------
     * Shares were sold at a 5% discount from the average market price.
    ** Closing Price -- New York Stock Exchange.
   *** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
  **** Annualized.

--------------------------------------------------------------------------------

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 8, 2002. The meeting was held for the purpose of electing Elliot S. Jaffe and Wendy Luscombe as directors. The Fund's other Directors who continue in office are Martin E. Zweig, Ph.D., Alden C. Olson, Ph.D., Charles H. Brunie, and James
B. Rogers, Jr.

   The results of the above matters were as follows:

                                        Votes   Votes
            Directors       Votes For  Against Withheld  Abstentions
            ---------       ---------- ------- --------- -----------
            Elliot S. Jaffe 50,391,286   N/A   1,310,295     N/A
            Wendy Luscombe. 50,504,218   N/A   1,197,363     N/A

--------------------------------------------------------------------------------

                                KEY INFORMATION

1-800-272-2700 Zweig Shareholder
              Relations:
              For general information and literature

1-800-272-2700 The Zweig Fund Hot Line:
              For updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten, Muchin, Zavis & Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1375
                                                                  4902-SEM 6/02


      Semiannual Report



      Zweig

      The Zweig Fund, Inc.

      June 30, 2002



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